UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2014

DARA BioSciences, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)
8601 Six Forks Road, Suite 160, Raleigh, North Carolina		27615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Public Offering

DARA BioSciences, Inc. (the “Company”) has priced a public offering (the “Offering”) of 12,499.92 units at a price of $1,000 per unit to the public with each unit consisting of (1) one share of the Company’s Series C-1 Convertible Preferred Stock, par value $0.01 per share (“Series C-1 Preferred Stock”), which is convertible into approximately 900.9 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”); (2) a five-year warrant to purchase approximately 450.5 shares of Common Stock at an exercise price of $1.67 per share (each, a “Five-Year Warrant”); and (3) a thirteen-month warrant to purchase approximately 450.5 shares of Common Stock at an exercise price of $1.67 per share (each, a “Thirteen-Month Warrant” and, collectively with the Five-Year Warrants, the “Warrants”).

On May 30, 2014, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors providing for the purchase of a total of $12,499,920 of units consisting of (1) an aggregate of 12,499.92 shares of Series C-1 Preferred Stock (which are convertible into a total of 11,261,189 shares of Common Stock); (2) Five-Year Warrants to purchase an aggregate of 5,630,595 shares of Common Stock at an exercise price of $1.67 per share; and (3) Thirteen-Month Warrants to purchase an aggregate of 5,630,595 shares of Common Stock at an exercise price of $1.67 per share.

The closing of the Offering is expected to take place on or about June 4, 2014, subject to the satisfaction of customary closing conditions.

The Company estimates that the net proceeds from the Offering will be approximately $11.3 million, after deducting placement agent fees and estimated Offering expenses payable by the Company (and excluding potential proceeds from any exercise of the Warrants).

The material terms and provisions of the Series C-1 Preferred Stock and the Warrants included in the Offering units are summarized below:

Series C-1 Preferred Stock

A total of 12,500 shares of Series C-1 Preferred Stock will be authorized for issuance under the Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Convertible Preferred Stock (the “Certificate of Designation”).  The Certificate of Designation will be filed with the office of the Secretary of State of the State of Delaware at or prior to the closing.

The Series C-1 Preferred Stock has a liquidation preference of $1,000 per share and ranks, with respect to rights upon liquidation, winding-up or dissolution, (1) senior to Common Stock, (2) senior to any series of Company preferred stock ranked junior to the Series C-1 Preferred Stock, (3) junior to the Company’s Series A preferred stock and Series B-2 preferred stock, and (4) junior to all existing and future indebtedness of the Company.  The Series C-1 Preferred Stock is entitled to receive dividends (on an “as converted to common stock” basis) to and in the same form as dividends actually paid on shares of our common stock. No other dividends will be paid on shares of Series C-1 preferred stock.  Except as required by law, holders of the Series C-1 Preferred Stock do not have any voting rights; provided that the consent of the holders of 66.6% of the outstanding shares of Series C-1 Preferred Stock would be required to take certain actions that would adversely affect the rights of the Series C-1 Preferred Stock.

Subject to certain ownership limitations as described below, the Series C-1 Preferred Stock is convertible at any time at the option of the holder into shares Common Stock at a conversion ratio determined by dividing the stated value of the Series C-1 Preferred Stock (or $1,000) by a conversion price of $1.11 per share. The conversion price is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. In addition, until such time that for 30 consecutive trading days (a “Qualifying Period”), (i) the VWAP of the Common Stock is at least 200% of the then effective conversion price of the Series C-1 Preferred Stock and (ii) the daily dollar trading volume on such 30 trading days during the Qualifying Period exceeds $250,000 per trading day, if the Company sells or grants any right to purchase or sell any Common Stock or Common Stock equivalents entitling any person to acquire shares of Common Stock (subject to exceptions for certain exempt issuances, including issuances pursuant to equity compensation plans, certain issuances to consultants, issuances in connection with exercise or exchange of common stock equivalents already outstanding and issuances pursuant to acquisitions or strategic transactions) at an effective price per share that is lower than the then conversion price of the Series C-1 Preferred Stock (the “Base Conversion Price”), then the conversion price shall be further reduced to equal the Base Conversion Price.

Subject to limited exceptions, a holder of shares of Series C-1 Preferred Stock will not have the right to convert any portion of its Series C-1 preferred stock if the holder, together with its affiliates, would beneficially own in excess of 3.99%, 4.99% or 9.99% (as elected by the holder) of the number of shares of Common Stock outstanding immediately after giving effect to its conversion (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%. The Company has the right to force the conversion of the Series C-1 Preferred Stock subject to certain conditions, including that (i) the VWAP of the Common Stock for each of any 30 consecutive trading days (the “Threshold Period”) exceeds 200% of the then effective conversion price and (ii) the volume Common Stock traded for each trading day during any Threshold Period exceeds $250,000 per trading day.  The Company has the right to redeem the Series C-1 Preferred Stock for a cash payment equal to 130% of the stated value of the Series C-1 Preferred Stock.

Warrants

Included in each unit sold in the Offering is (1) a Five-Year Warrant to purchase approximately 450.5 shares of Common Stock at an exercise price of $1.67 per share and (2) a Thirteen-Month warrant to purchase approximately 450.5 shares of Common Stock at an exercise price of $1.67 per share.  The two series of Warrants will be immediately exercisable upon issuance (subject to a Beneficial Ownership Limitation parallel to that applicable to the Series C-1 Preferred Stock) and have identical terms except for (a) the term of the Warrants (five years for Five-Year Warrants, and thirteen months in the case of the Thirteen-Month Warrants) and (b) a call provision (summarized below) which is applicable only to the Five-Year Warrants.

The Five-Year Warrants are callable by the Company in certain circumstances. Subject to certain exceptions, in the event that while the Five-Year Warrants are outstanding and following the one-year anniversary of the initial exercise date, (i) the VWAP of the Common Stock for each of 30 consecutive trading days (the “Measurement Period”) exceeds $3.33 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and similar transactions), (ii) the dollar trading volume for each trading day during such Measurement Period exceeds $250,000 per trading day and (iii) the holder is not in possession of any information that constitutes or might constitute, material non-public information which was provided by the Company, then the Company may, within 1 trading day of the end of such Measurement Period, upon notice (a “Call Notice”), call for cancellation of all or any portion of the Five-Year Warrants for which a notice of exercise has not yet been delivered (a “Call”) for consideration equal to $0.001 per share. Any portion of a Five-Year Warrant subject to such Call Notice for which a notice of exercise shall not have been received by the Call Date (as hereinafter defined) will be canceled at 6:30 p.m. (New York City time) on the tenth trading day after the date the Call Notice is sent by the Company (such date and time, the “Call Date”). The Company’s right to Call the Five-Year Warrants shall be exercised ratably among the holders based on each holder’s initial purchase of warrants from the Company. The Thirteen-Month Warrants do not contain a call provision.

The exercise price and the number of shares issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting the Common Stock, The Warrant holders must pay the exercise price in cash upon exercise of the warrants, unless at the time of exercise there is no effective registration statement registering (or the prospectus contained therein is not available for the issuance of) the shares underlying the Warrants and such Warrant holders are utilizing the cashless exercise provision of the warrants. After the close of business on the applicable expiration date, unexercised warrants will become void.

Use of Proceeds

The Company currently intends to use the net proceeds of the Offering (i) to fund commercial activities related to its product portfolio and the Mission Pharmacal products, including the Company’s obligations in connection with its agreements with Mission and Alamo, (ii) to fund the acquisition of late stage/approved products to augment the Company’s existing portfolio of supportive care products, (iii) to evaluate whether further internal development of KRN 5500 would be beneficial to the Company’s partnering efforts and to undertake certain development activities as appropriate and (iv) for working capital and general corporate purposes.

Placement Agent Agreement

On May 30, 2014, the Company entered into a Placement Agent Agreement (the “Placement Agent Agreement”) with Ladenburg Thalmann & Co. Inc. (“Ladenburg” or the “Placement Agent”), pursuant to which Ladenburg agreed to act as the Company’s Placement Agent in connection with the Offering on a best-efforts basis.  The Placement Agent will be paid a cash fee of eight percent (8%) of the aggregate purchase price of the units sold in the Offering  and will also be reimbursed for certain expenses not to exceed the lesser of (i) one percent (1%) of the aggregate gross proceeds of the Offering or (ii) $75,000.  Ladenburg engaged H.C. Wainwright & Co., LLC (“Wainwright”) to serve as a co-placement agent in connection with the Offering. In connection therewith, Ladenburg agreed to pay Wainwright a fee equal to 30% of the placement agent fees payable to Ladenburg in connection with the Offering.

Pursuant to the terms of the Purchase Agreement, the Company has agreed that for a period of 90 trading days after the closing of the Offering, the Company will not issue (or enter into any agreement to issue) any shares of common stock or common stock equivalents, subject to certain exceptions for exempted issuances (including issuances pursuant to equity compensation plans, certain issuances to consultants, issuances in connection with exercise or exchange of common stock equivalents already outstanding and issuances pursuant to acquisitions or strategic transactions), which restriction shall lapse in the event the closing price of the Company's common stock exceeds $2.22 for 30 consecutive trading days.  Additionally, the Company has agreed that during the one-year period following the Closing of the Offering, it will not enter into any Variable Rate Transaction (defined in the Purchase Agreement generally as a transaction providing for the issuance of securities at a conversion or exercise price that varies with trading prices or future events, or providing for issuances at a future determined price).

Certain officers and directors of the Company participated as investors in the offering as follows:  David Drutz (50 units for a total purchase price of $50,000); Christopher Clement (5 units for a total purchase price of $5,000); and Haywood Cochrane (10 units for a total purchase price of $10,000); Gail Lieberman (10 units for a total purchase price of $10,000); and Timothy Heady (5 units for a total purchase price of $5,000).

The foregoing summaries of the Offering, the securities to be issued in connection therewith, the Purchase Agreement, the Certificate of Designation, the Warrants and the Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents.  Copies of the form of Purchase Agreement, the form of Certificate of Designation, the forms of Five-Year Warrant and Thirteen-Month Warrant and the Placement Agent Agreement are filed as Exhibits 10.1, 4.1, 4.2, 4.3 and 1.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. On May 30, 2014, the Company issued a press release announcing the pricing of the Offering, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Offering is being made pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-193054) filed with the Securities and Exchange Commission (“SEC”) which became effective on May 29, 2014.  When filed with the SEC, copies of the final prospectus for the Offering can be obtained at the SEC’s website at http://www.sec.gov, or from Ladenburg Thalmann & Co. Inc., Prospectus Department, 570 Lexington Avenue, 11th Floor, New York, New York 10022, by calling (212) 409-2000 or by e-mailing prospectus@ladenburg.com.

The Offering is being made pursuant to the effective Registration Statement as described above.  This Current Report on Form 8-K does not constitute an offer to sell these securities or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company's management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statement other than statements of historical fact included in the Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	Placement Agent Agreement, dated May 30, 2014, by and between DARA BioSciences, Inc. and Ladenburg Thalmann & Co. Inc.

4.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Convertible Preferred Stock

4.2	Form of Five-Year Warrant

4.3	Form of Thirteen-Month Warrant

10.1	Form of Securities Purchase Agreement, dated May 30, 2014, between DARA BioSciences and the investors signatory thereto

99.1	Press Release of DARA BioSciences, Inc. dated May 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: May 30, 2014	By:	/s/ David J. Drutz, M.D.
	Name:	David J. Drutz, M.D.
	Title:	Chief Executive Officer and Chief Medical Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Placement Agent Agreement, dated May 30, 2014, by and between DARA BioSciences, Inc. and Ladenburg Thalmann & Co. Inc.

4.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Convertible Preferred Stock

4.2	Form of Five-Year Warrant

4.3	Form of Thirteen-Month Warrant

10.1	Form of Securities Purchase Agreement, dated May 30, 2014, between DARA BioSciences and the investors signatory thereto

99.1	Press Release of DARA BioSciences, Inc. dated May 30, 2014